MORTGAGE NOTE


$3,656,250                                                       March 19, 1996

         1. FOR VALUE RECEIVED, FIRST TEAM SPORTS, INC., a Minnesota corporation ("Maker"), hereby promises to pay to the order of LASALLE NATIONAL BANK, a national banking association ("Lender"), the principal sum of Three Million Six Hundred Fifty Six Thousand Two Hundred Fifty and No/100 Dollars ($3,656,250), at the place and in the manner hereinafter provided, together with interest thereon at the rates described below.

         2. Interest shall accrue on the balance of principal remaining from time to time unpaid under this Note during each calendar month (whether full or partial) prior to the Maturity Date (as hereinafter defined) at an annual rate (the "Loan Rate") equal to 7.41%. Interest shall be computed on the basis of a year consisting of 360 days and having twelve thirty-day months.

         3. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

                  (i) On the date the proceeds of the loan evidenced by this Note (the "Loan") are disbursed (the "Closing Date"), interest on the principal balance of this Note that shall accrue during the period commencing on the Closing Date and ending on the last day of the month in which the Closing Date occurs shall be due and payable.

                  (ii) Commencing on May 1, 1996, and on the first day of each month thereafter through and including the month in which the Maturity Date occurs, installments of principal and accrued and unpaid interest thereon in the amount of $43,228.78 each shall be due and payable.

                  (iii) The unpaid principal balance of this Note, if not sooner declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest, shall be due and payable in full on April 1, 2006 (the "Maturity Date").

         4. All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to accrued and unpaid interest on the unpaid principal balance of this Note, second, to all other sums (other than principal) then due Lender hereunder or under any of the Loan Documents (as hereinafter defined), third, to the installment of principal due in the month in which the payment or prepayment is made, and the remainder, if any, to the unpaid principal balance of this Note in the inverse order of maturity. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent monthly installment of principal and interest due hereunder.

         5. After maturity or the earlier acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of Default (as hereinafter defined) exists under this Note or any of the Loan Documents, Maker shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate (the "Default Rate") equal to four percent (4%) plus the Loan Rate then in effect under this Note. The interest accruing under this paragraph shall be immediately due and payable by Maker to the holder of this Note and shall be additional indebtedness evidenced by this Note.

         6. In the event any payment of interest or principal due hereunder is not made within five days after such payment is due in accordance with the terms hereof, then, in addition to the payment of the amount so due, Maker shall pay to Lender a "late charge" of five cents for each whole dollar so overdue to defray part of the cost of collection and handling such late payment. Maker agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment is extremely difficult and impractical to ascertain, and that the amount of five cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

         7. (a) Maker may voluntarily prepay the principal balance of this Note in whole, but not in part, at any time, subject to the following conditions:

               (i) Not less than 14 days prior to the date upon which Maker desires to make such prepayment, Maker shall deliver to Lender written notice of its intention to prepay, which notice shall be irrevocable and state the prepayment amount and the prepayment date;

               (ii) Maker shall pay to Lender, concurrently with such prepayment, a prepayment premium (the "Prepayment Premium") equal to the greater of (A) the Yield Amount (as hereinafter defined) or (B) 1% of the principal balance being prepaid;

               (iii) Maker shall pay to Lender all accrued and unpaid interest through the date of such prepayment on the principal balance being prepaid;

               (iv) Maker shall pay to Lender any other obligations of Maker to Lender then due which remain unpaid; and

               (v) Concurrently with such prepayment, the Marquette Note (as hereinafter defined) is also prepaid in full.

         (b) Maker acknowledges that the Loan was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term hereof. Therefore, whenever the maturity hereof has been accelerated by Lender by reason of the occurrence of an Event of Default under this Note or any other of the Loan Documents, including an acceleration by reason of sale, conveyance, further encumbrance (except as otherwise permitted by the Loan Documents) or other Event of Default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due hereunder, a premium equal to the Prepayment Premium that would be payable pursuant to clause (a) above if such principal balance had been voluntarily prepaid by Maker.

         (c) For purposes of this Note, the "Yield Amount" shall be the amount calculated as follows:

               (i) There shall first be determined, as of the date fixed for prepayment (the "Prepayment Date"), the yield to maturity percentage (the "Current Yield") for the United States Treasury Note closest in maturity to the Maturity Date (the "Treasury Note") as published in The Wall Street Journal on the fifth business day preceding the Prepayment Date. If (A) publication of The Wall Street Journal is discontinued, or (B) publication of the Current Yield of the Treasury
          Note in The Wall Street Journal is discontinued, Lender, in its sole discretion, shall designate another daily financial or governmental publication of national circulation to be used to determine the Current Yield;

               (ii) If the Current Yield exceeds the Loan Rate, then the Yield Amount shall equal zero;

               (iii) If the Loan Rate exceeds the Current Yield, the Yield Amount shall be calculated by (A) adding the present values of all scheduled principal and interest payments on the Loan remaining to the Maturity Date, including, without limitation, the principal payment due and payable on the Maturity Date, which present values shall be calculated by discounting all such payments at the Current Yield, and
          (B) subtracting the principal amount being prepaid from the amount calculated pursuant to clause (A);

provided that Maker shall not be entitled in any event to a credit against, or a reduction of, the indebtedness being prepaid if the Current Yield exceeds the Loan Rate or for any other reason.

         (d) Notwithstanding anything herein to the contrary, insurance and condemnation proceeds applied by Lender to the repayment of the Loan pursuant to the terms of Paragraphs 6 and 7 of the Mortgage (as defined below) shall not be subject to the Prepayment Premium.

         8. All payments of principal and interest hereunder shall be paid by check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint. Payment made by check shall be deemed paid on the date Lender receives such check; provided, however, that if such check is subsequently returned to Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois or the State of Minnesota, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the then applicable Loan Rate during such extension.

         9. This Note and any and all other liabilities and obligations and indebtedness of Maker to Lender, whether such liabilities, obligation or indebtedness are now existing or hereafter created, direct or indirect, absolute or contingent, joint or several, due or to become due, howsoever created, arising or evidenced, and howsoever acquired by Lender, are secured by, among other things, the Mortgage (the "Mortgage") of even date herewith made by the Maker to Lender (as agent for itself and Marquette Capital Bank) creating a first mortgage lien on certain real property (the "Premises") legally described in Exhibit A attached to the Mortgage (said security documents and any other document or instrument securing this Note or delivered to induce Lender to disburse the proceeds of the Loan, are hereinafter collectively referred to as the "Loan Documents"). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a legal description of the Premises, a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

         10. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

               (a) the failure by Maker to make payment of any installment of principal and interest or any other amount due to Lender under this Note or any of the other Loan Documents on or before the fifth day following the date when any such payment is due in accordance with the terms hereof or thereof;

               (b) the occurrence of any one or more of the "Events of Default" under the Mortgage or any of the other Loan Documents; or

               (c) the occurrence of any one or more of the "Events of Default" under that certain Mortgage Note of even date herewith (the "Marquette Note") made by Maker to the order of Marquette Capital Bank, a Minnesota banking corporation, in the original principal amount of $1,218,750.

         11. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, the Mortgage and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Maker, the Premises and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Maker promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs. Notwithstanding anything herein to the contrary, provided no petition in bankruptcy has been filed by or against Maker which has not been dismissed or discharged, no remedy or action may be pursued or taken by the holder of this Note unless an identical remedy or action is being concurrently pursued or taken by the holder of the Marquette Note. If a petition in bankruptcy has been filed by or against Maker which has not been dismissed or discharged, the holder of this Note and the holder of the Marquette Note may independently pursue their respective rights and remedies against Maker under this Note and the other Loan Documents.

         12. Maker and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Maker, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Maker, any guarantor and all others now liable for all or any part of the obligations evidenced hereby.

         13. Maker agrees that the obligation evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, et seq.

         14.      Time is of the essence hereof.

         15. This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Minnesota. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

         16. Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of the Maker or of any lessee, operator, concessionaire or licensee of the Maker in the conduct of their respective businesses.

         17. This Note has been made and delivered at Anoka, Minnesota, and all funds disbursed to or for the benefit of Maker will be disbursed in Anoka, Minnesota.

         18. The obligations and liabilities of Maker under this Note shall be binding upon and enforceable against Maker and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

         19. In the event that any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Maker and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

         20. MAKER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY MAKER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF LENDER INITIATES SUCH ACTION, THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, OR THE DISTRICT COURT OF ANOKA COUNTY, MINNESOTA, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA. MAKER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT (OR OTHER PROCESS OR PAPERS ISSUED THEREIN) ON THE PRESIDENT, VICE PRESIDENT OR REGISTERED AGENT OF MAKER, OR SERVICE BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW, SHALL BE SUFFICIENT. MAKER WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD MAKER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, MAKER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST MAKER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR MAKER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND MAKER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         21. LENDER AND MAKER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE OR THE OTHER LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         22. By acceptance of this Note, Lender acknowledges that it shall take no actions in contravention of the terms of that certain Agency Agreement of even date herewith between Lender and Marquette Capital Bank.

         IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first written above.


                               FIRST TEAM SPORTS, INC., a Minnesota corporation


                               By:   /s/  Robert L. Lenius, Jr.
                               Title:   VP/CFO